UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 5

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2012

Date of reporting period:	7/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON CONSERVATIVE GROWTH FUND

ANNUAL REPORT • JULY 31, 2012

Fund Type

Large Cap Stock

Objective

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Conservative Growth Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Conservative Growth Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Conservative Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross annualized operating expenses: Class A, 1.50%; Class B, 2.20%; Class C, 2.20%; Class L, 1.70%; Class X, 2.20%. Net annualized operating expenses: Class A, 1.45%; Class B, 2.20%; Class C, 2.20%; Class L, 1.70%; Class X, 2.20%, after contractual reduction through 11/30/2013 for Class A shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	4.54%	13.68%	75.13%	—
Class B	3.72	9.28	62.55	—
Class C	3.72	9.41	62.55	—
Class L	4.29	12.16	N/A	12.41% (03/26/07)
Class X	3.86	9.41	N/A	9.41 (03/26/07)
Russell 1000® Growth Index	8.26	18.57	92.52	—
S&P 500 Index	9.11	5.77	84.81	—
Lipper Large-Cap Growth Funds Avg.	5.43	0.59	73.44	—

Average Annual Total Returns (With Sales Charges) as of 6/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.46%	0.80%	3.81%	—
Class B	–3.77	1.00	3.63	—
Class C	0.37	1.17	3.63	—
Class L	–3.98	0.50	N/A	0.75% (03/26/07)
Class X	–4.63	0.68	N/A	1.06 (03/26/07)
Russell 1000 Growth Index	5.76	2.87	6.03	—
S&P 500 Index	5.43	0.22	5.33	—
Lipper Large-Cap Growth Funds Avg.	1.82	1.36	4.83	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.21%	1.44%	5.17%	—
Class B	–1.28	1.62	4.98	—
Class C	2.72	1.82	4.98	—
Class L	1.71	1.12	N/A	1.09% (03/26/07)
Class X	–2.14	1.30	N/A	1.38 (03/26/07)
Average Annual Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	4.54%	2.60%	5.76%	—
Class B	3.72	1.79	4.98	—
Class C	3.72	1.82	4.98	—
Class L	4.29	2.32	N/A	2.21% (03/26/07)
Class X	3.86	1.82	N/A	1.70 (03/26/07)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2002) and the account values at the end of the current fiscal year (July 31, 2012) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Growth Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph

Prudential Jennison Conservative Growth Fund	3

Your Fund’s Performance (continued)

provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, and Class X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of 0.30% and 0.50%, respectively, annually. All investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class X shares are closed to new investors and are available only by exchange from the same share class of another Prudential Investments fund. Class X shares purchased are not subject to a front-end sales charge, but are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1%, respectively for the first eight years after purchase and a 12b-1 fee of 1% annually. Approximately 10 years after purchase, Class X shares will automatically convert to Class A shares on a monthly basis. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Note: On August 24, 2012, Class L shares were converted to Class A shares and Class L shares were terminated. Class L share performance is shown for historical periods during which time Class L shares were outstanding.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. Russell 1000 Growth Index

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Closest Month-End to Inception cumulative total return as of 7/31/12 is 24.73% for Class L and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 6/30/12 is 4.03% for Class L and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/12 is 8.93% for Class L and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/12 is 1.38% for Class L and Class X.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/12 is 15.07% for Class L and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/12 is 2.52% for Class L and Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Class’ actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/12
Apple, Inc., Computers & Peripherals	5.3%
Google, Inc. (Class A Stock), Internet Software & Services	4.0
Walt Disney Co. (The), Media	3.1
National Oilwell Varco, Inc., Energy Equipment & Services	3.1
Occidental Petroleum Corp., Oil, Gas & Consumable Fuels	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/12
Pharmaceuticals	9.4%
Computers & Peripherals	6.4
Internet Software & Services	6.1
Capital Markets	6.0
Oil, Gas & Consumable Fuels	5.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Conservative Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Conservative Growth Fund’s Class A shares rose 4.54% in the 12 months ended July 31, 2012. The Fund underperformed the 8.26% return of the Russell 1000 Growth Index (the Growth Index), the 9.11% return of the style neutral S&P 500 Index, and the 5.43% return of the Lipper Large-Cap Growth Funds Average.

In the Growth Index, the consumer staples, information technology, and health care sectors advanced the most. Energy and materials declined. The Fund’s underperformance relative to the Growth Index was largely due to adverse stock selection in financials, healthcare, and industrials. Sector allocations were largely beneficial, most notably due to underweights in energy, industrials, and materials, and an overweight in financials.

What was the market environment?

The U.S. equity market was volatile in the 12 months ended July 31, 2012, largely the result of European sovereign debt issues and uncertainty about global growth prospects. Stock prices ebbed and flowed as sentiment vacillated between optimism and pessimism, often based on short-term data.

U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected swings in investor outlooks.

Which holdings made the largest positive contributions to the Fund’s return?

Information technology holdings, including Apple, Visa, and MasterCard, contributed most to the Fund’s returns.

•

Apple’s financial results were strong on impressive sales of iPhones, iPads, and Mac personal computers. It also sells various related software, services, peripherals, and networking solutions. Jennison believes Apple’s creativity and innovation in product design and marketing should continue to drive share gains.

•

Visa and MasterCard are the No. 1 and No. 2 payment systems in the U.S. Jennison expects continued growth in both companies’ gross dollar volume (the total value of cardholder transactions) as consumers shift from paper money to electronic transactions.

•	In consumer discretionary, Walt Disney, the world’s largest media conglomerate, reported solid earnings, as cable, broadcasting, and theme park

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operations surpassed forecasts. Jennison considers the Disney portfolio one of the media sector’s most balanced and best positioned for growth.

•

Healthcare holding Bristol-Myers Squibb benefited from product momentum, new product launches, pipeline data, and strong business development deals. The company makes heart disease medication Plavix, hypertension treatment Avapro, antipsychotic drug Abilify, and HIV treatments Reyataz and Sustiva.

Which holdings detracted most from the Fund’s return?

Security selection was detrimental in the financials sector, where Goldman Sachs and Morgan Stanley were hurt by an uncertain regulatory future and the European debt crisis. Morgan Stanley’s decline reflected a credit rating downgrade, as well. Jennison views Goldman Sachs as best in class and believes its strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion.

•

In information technology, Juniper Networks, which makes internet protocol routers for private and public access networks, was hurt by expectations of a slowdown in carrier capital expenditures and a more gradual ramp-up of new products due to broad economic concerns. The company’s margins came under pressure because of a shift in sales mix and new product launches.

•

Baidu, the No.1 internet search engine in China, reported largely in-line earnings and revenue but offered earnings guidance that fell short of expectations. Jennison believes the Chinese search market is still in its early growth stage and likes Baidu’s improving execution and exploration of long-term income-generating opportunities.

•

In consumer discretionary, luxury car maker BMW declined on concerns about the sustainability of growth at the premium end of China’s automobile market. With slowing economic momentum and still tight credit conditions, luxury car sales, including those of BMW, were expected to slow.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals is the primary driver of the Fund’s sector allocations. Sector allocations were largely unchanged: the Fund remained underweight in consumer staples, industrials, and information technology, and overweight in financials and utilities.

•	Significant new positions were established in Morgan Stanley, National Oilwell Varco, and Bristol-Myers Squibb.

•	Positions in other securities, such as American Express, Anadarko Petroleum, and Juniper Networks, were eliminated.

Prudential Jennison Conservative Growth Fund	7

Comments on Largest Holdings

5.3%	Apple, Inc., Computers & Peripherals

Please see Strategy and Performance Overview section for Apple.

4.0%	Google, Inc. (Class A Stock), Internet Software & Services

Jennison believes Google’s technological lead and dominant position in internet search is a unique strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies. Jennison believes the company is investing wisely in its business to take advantage of opportunities in display, video, and mobile.

3.1%	Walt Disney Co. (The), Media

Walt Disney is the world’s largest media conglomerate with businesses in movies, television, publishing, and theme parks. Its TV holdings include the ABC television network and broadcast stations, as well as a portfolio of cable networks including ABC Family, the Disney Channel, and ESPN. Walt Disney Studios produces films through imprints Walt Disney Pictures, Touchstone, and Pixar, while Marvel Entertainment is a top comic book publisher and film producer. In addition, Walt Disney Parks and Resorts operates the company’s popular theme parks including Walt Disney World and Disneyland.

3.1%	National Oilwell Varco, Inc., Energy Equipment & Services

National Oilwell Varco makes, distributes, and services oil and gas drilling equipment for land and offshore drilling rigs around the world. Jennison believes the company is well-positioned for sustained growth as drillers refurbish older offshore and land rigs to meet more stringent drilling requirements.

3.0%	Occidental Petroleum Corp., Oil, Gas & Consumable Fuels

An international oil and gas exploration and production company, Occidental Petroleum has operations in the United States, the Middle East, North Africa, and Latin America. Jennison believes that Occidental’s substantial free cash flow can be used to fund large-scale redevelopment opportunities and that development of new discoveries could drive growth.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2012, at the beginning of the period, and held through the six-month period ended July 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Jennison Conservative Growth Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Conservative Growth Fund		Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,059.40	1.44%	$7.37
	Hypothetical	$1,000.00	$1,017.70	1.44%	$7.22

Class B	Actual	$1,000.00	$1,054.60	2.19%	$11.19
	Hypothetical	$1,000.00	$1,013.97	2.19%	$10.97

Class C	Actual	$1,000.00	$1,056.10	2.19%	$11.20
	Hypothetical	$1,000.00	$1,013.97	2.19%	$10.97

Class L	Actual	$1,000.00	$1,058.90	1.69%	$8.65
	Hypothetical	$1,000.00	$1,016.46	1.69%	$8.47

Class X	Actual	$1,000.00	$1,056.10	2.19%	$11.20
	Hypothetical	$1,000.00	$1,013.97	2.19%	$10.97

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.5%
COMMON STOCKS

Aerospace & Defense 1.2%
11,526	Boeing Co. (The)	$851,887
9,394	Precision Castparts Corp.	1,461,330

		2,313,217

Air Freight & Logistics 1.4%
29,327	FedEx Corp.	2,648,228

Beverages 2.9%
33,907	Coca-Cola Co. (The)	2,739,685
39,660	PepsiCo, Inc.	2,884,472

		5,624,157

Capital Markets 6.0%
15,622	BlackRock, Inc. (Class A Stock)	2,659,802
49,085	Goldman Sachs Group, Inc. (The)	4,952,676
286,363	Morgan Stanley	3,911,719

		11,524,197

Chemicals 2.1%
69,590	LyondellBasell Industries NV (Class A Stock)	3,098,843
11,082	Monsanto Co.	948,841

		4,047,684

Communications Equipment 0.7%
23,916	QUALCOMM, Inc.	1,427,307

Computers & Peripherals 6.4%
16,709	Apple, Inc.*	10,205,189
77,422	EMC Corp.*	2,029,230

		12,234,419

Diversified Financial Services 2.0%
104,194	JPMorgan Chase & Co.	3,750,984

Diversified Telecommunication Services 1.3%
55,445	Verizon Communications, Inc.	2,502,787

Electric Utilities 0.7%
18,290	ITC Holdings Corp.	1,356,935

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	11

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services 5.5%
45,724	Halliburton Co.	$1,514,836
82,090	National Oilwell Varco, Inc.	5,935,107
43,173	Schlumberger Ltd.	3,076,508

		10,526,451

Food & Staples Retailing 3.7%
9,635	Costco Wholesale Corp.	926,694
59,969	CVS Caremark Corp.	2,713,597
39,969	Wal-Mart Stores, Inc.	2,974,893
4,899	Whole Foods Market, Inc.	449,630

		7,064,814

Food Products 1.5%
72,563	Kraft Foods, Inc. (Class A Stock)	2,881,477

Gas Utilities 2.8%
59,832	ONEOK, Inc.	2,663,122
134,342	Questar Corp.	2,733,860

		5,396,982

Healthcare Providers & Services 4.2%
8,368	Express Scripts Holding Co.*	484,842
101,993	UnitedHealth Group, Inc.	5,210,822
43,931	WellPoint, Inc.	2,341,083

		8,036,747

Hotels, Restaurants & Leisure 0.9%
2,083	Chipotle Mexican Grill, Inc.*	608,923
22,521	Starbucks Corp.	1,019,751

		1,628,674

Household Products 1.4%
41,139	Procter & Gamble Co. (The)	2,655,111

Insurance 4.2%
59,905	Aon PLC	2,947,326
71,896	Marsh & McLennan Cos., Inc.	2,387,666
43,897	Travelers Cos., Inc. (The)	2,750,147

		8,085,139

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet & Catalog Retail 2.3%
15,339	Amazon.com, Inc.*	$3,578,589
1,247	priceline.com, Inc.*	825,190

		4,403,779

Internet Software & Services 6.1%
17,900	Baidu, Inc. (China), ADR*	2,157,308
12,046	Google, Inc. (Class A Stock)*	7,624,757
40,918	Tencent Holdings Ltd. (China), ADR	1,207,490
37,190	Youku, Inc. (China), ADR*(a)	632,602

		11,622,157

IT Services 2.3%
5,005	International Business Machines Corp.	980,880
6,309	MasterCard, Inc. (Class A Stock)	2,754,320
4,977	Visa, Inc. (Class A Stock)	642,381

		4,377,581

Machinery 2.4%
52,985	Illinois Tool Works, Inc.	2,879,205
41,415	Ingersoll-Rand PLC	1,756,410

		4,635,615

Media 5.6%
85,057	Comcast Corp. (Class A Stock)	2,768,605
85,789	News Corp. (Class A Stock)	1,974,863
121,904	Walt Disney Co. (The)(a)	5,990,363

		10,733,831

Multiline Retail 3.1%
61,604	Kohl’s Corp.(a)	3,062,951
48,159	Target Corp.	2,920,843

		5,983,794

Oil, Gas & Consumable Fuels 5.8%
31,100	EOG Resources, Inc.	3,048,111
27,284	Noble Energy, Inc.	2,385,440
65,954	Occidental Petroleum Corp.	5,739,977

		11,173,528

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	13

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals 9.4%
42,050	Abbott Laboratories	$2,788,336
5,145	Allergan, Inc.	422,250
130,089	Bristol-Myers Squibb Co.	4,631,168
58,638	Eli Lilly & Co.	2,581,831
39,977	Johnson & Johnson(a)	2,767,208
18,344	Novo Nordisk A/S (Denmark), ADR	2,834,882
22,613	Shire PLC (Ireland), ADR	1,948,788

		17,974,463

Real Estate Investment Trusts 2.1%
13,109	American Tower Corp.	947,912
63,474	HCP, Inc.	2,996,608

		3,944,520

Road & Rail 0.3%
4,642	Union Pacific Corp.	569,156

Semiconductors & Semiconductor Equipment 2.5%
35,351	ARM Holdings PLC (United Kingdom), ADR(a)	918,419
33,053	Avago Technologies Ltd.	1,222,961
105,154	Intel Corp.	2,702,458

		4,843,838

Software 3.2%
80,698	Microsoft Corp.	2,378,170
66,761	Oracle Corp.	2,016,182
8,267	Red Hat, Inc.*	443,607
3,816	Salesforce.com, Inc.*(a)	474,558
8,034	VMware, Inc. (Class A Stock)*	729,166

		6,041,683

Specialty Retail 2.4%
47,476	Home Depot, Inc. (The)	2,477,298
98,545	Inditex SA (Spain), ADR	2,041,852

		4,519,150

Textiles, Apparel & Luxury Goods 1.1%
35,921	Burberry Group PLC (United Kingdom), ADR	1,416,724
6,605	NIKE, Inc. (Class B Stock)	616,577

		2,033,301

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Tobacco 0.4%
16,194	Reynolds American, Inc.	$749,297

Wireless Telecommunication Services 1.6%
48,361	Crown Castle International Corp.*	2,992,579

	Total long-term investments (cost $163,077,546)	190,303,582

SHORT-TERM INVESTMENT 4.1%

Affiliated Money Market Mutual Fund
7,803,864	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $7,803,864; includes $6,407,346 of cash collateral received for securities on loan) (Note 3)(b)(c)	7,803,864

	Total Investments 103.6% (cost $170,881,410; Note 5)	198,107,446
	Liabilities in excess of other assets (3.6%)	(6,883,400)

	Net Assets 100.0%	$191,224,046

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,251,725; cash collateral of $6,407,346 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	15

Portfolio of Investments

as of July 31, 2012 continued

The following is a summary of the inputs used as of July 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$190,303,582	$—	$—
Affiliated Money Market Mutual Fund	7,803,864	—	—

Total	$198,107,446	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2012 was as follows:

Pharmaceuticals	9.4%
Computers & Peripherals	6.4
Internet Software & Services	6.1
Capital Markets	6.0
Oil, Gas & Consumable Fuels	5.8
Media	5.6
Energy Equipment & Services	5.5
Healthcare Providers & Services	4.2
Insurance	4.2
Affiliated Money Market Mutual Fund (including 3.4% of collateral received for securities on loan)	4.1
Food & Staples Retailing	3.7
Software	3.2
Multiline Retail	3.1
Beverages	2.9
Gas Utilities	2.8
Semiconductors & Semiconductor Equipment	2.5
Machinery	2.4
Specialty Retail	2.4
Internet & Catalog Retail	2.3
IT Services	2.3%
Chemicals	2.1
Real Estate Investment Trusts	2.1
Diversified Financial Services	2.0
Wireless Telecommunication Services	1.6
Food Products	1.5
Air Freight & Logistics	1.4
Household Products	1.4
Diversified Telecommunication Services	1.3
Aerospace & Defense	1.2
Textiles, Apparel & Luxury Goods	1.1
Hotels, Restaurants & Leisure	0.9
Communications Equipment	0.7
Electric Utilities	0.7
Tobacco	0.4
Road & Rail	0.3

103.6
Liabilities in excess of other assets	(3.6)

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • JULY 31, 2012

Prudential Jennison Conservative Growth Fund

Statement of Assets and Liabilities

as of July 31, 2012

Assets
Investments at value, including securities on loan of $6,251,725:
Unaffiliated investments (cost $163,077,546)	$190,303,582
Affiliated investments (cost $7,803,864)	7,803,864
Dividends and interest receivable	198,115
Receivable for Fund shares sold	16,914
Prepaid expenses	7,778
Foreign tax reclaim receivable	4,418

Total assets	198,334,671

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	6,407,346
Payable for Fund shares reacquired	258,033
Accrued expenses	198,683
Management fee payable	112,561
Distribution fee payable	78,929
Affiliated transfer agent fee payable	43,965
Payable to custodian	9,499
Deferred Trustees’ Fees	1,609

Total liabilities	7,110,625

Net Assets	$191,224,046

Net assets were comprised of:
Shares of beneficial interest, at par	$23,577
Paid-in capital in excess of par	204,893,208

204,916,785
Undistributed net investment income	371,423
Accumulated net realized loss on investment and foreign currency transactions	(41,290,198)
Net unrealized appreciation on investments	27,226,036

Net assets, July 31, 2012	$191,224,046

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($114,610,319 ÷ 13,678,844 shares of beneficial interest issued and outstanding)	$8.38
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price to public	$8.87

Class B
Net asset value, offering price and redemption price per share ($5,193,488 ÷ 689,386 shares of beneficial interest issued and outstanding)	$7.53

Class C
Net asset value, offering price and redemption price per share ($46,232,079 ÷ 6,138,694 shares of beneficial interest issued and outstanding)	$7.53

Class L
Net asset value and redemption price per share ($23,161,547 ÷ 2,801,106 shares of beneficial interest issued and outstanding)	$8.27
Maximum sales charge (5.75% of offering price)	0.50

Maximum offering price to public	$8.77

Class X
Net asset value, offering price and redemption price per share ($2,026,613 ÷ 269,216 shares of beneficial interest issued and outstanding)	$7.53

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	19

Statement of Operations

Year Ended July 31, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $27,295)	$3,633,443
Affiliated income from securities loaned, net	94,536
Affiliated dividend income	3,490

Total income	3,731,469

Expenses
Management fee	1,364,693
Distribution fee—Class A	282,016
Distribution fee—Class B	58,145
Distribution fee—Class C	490,568
Distribution fee—Class L	117,250
Distribution fee—Class M	9,696
Distribution fee—Class X	28,580
Transfer agent’s fees and expenses (including affiliated expense of $247,700) (Note 3)	667,000
Registration fees	84,000
Custodian’s fees and expenses	81,000
Reports to shareholders	60,000
Legal fees and expenses	25,000
Audit fee	22,000
Trustees’ fees	11,000
Insurance	4,000
Miscellaneous	18,412

Total expenses	3,323,360

Net investment income	408,109

Realized And Unrealized Gain On Investment Transactions
Net realized gain on investments	2,615,762
Net change in unrealized appreciation (depreciation) on investments	4,380,935

Net gain on investments	6,996,697

Net Increase In Net Assets Resulting From Operations	$7,404,806

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$408,109	$88,660
Net realized gain on investment and foreign currency transactions	2,615,762	39,686,957
Net change in unrealized appreciation (depreciation) on investments	4,380,935	(1,252,332)

Net increase in net assets resulting from operations	7,404,806	38,523,285

Dividends from net investment income (Note 1)
Class A	(55,424)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	5,149,324	5,817,226
Net asset value of shares issued in reinvestment of dividends	53,190	—
Cost of shares reacquired	(36,405,858)	(43,156,894)

Net decrease in net assets from Fund share transactions	(31,203,344)	(37,339,668)

Total increase (decrease)	(23,853,962)	1,183,617

Net Assets:
Beginning of year	215,078,008	213,894,391

End of year(a)	$191,224,046	$215,078,008

(a) Includes undistributed net investment income of:	$371,423	$46,687

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 5 (the “Trust”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”), which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Prudential Jennison Conservative Growth Fund and Prudential Small-Cap Value Fund. These financial statements relate to Prudential Jennison Conservative Growth Fund (the “Fund”). The financial statements of the other fund are not presented herein.

The Fund’s investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are

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traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Jennison Conservative Growth Fund	23

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded

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accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Prudential Jennison Conservative Growth Fund	25

Notes to Financial Statements

continued

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the subadvisor’s performance of such services, PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .70% of average daily net assets on the first $500 million, .65% of average daily net assets on the next $500 million and .60% of average daily net assets in excess of $1 billion. The effective management fee rate was .70% for the year ended July 31, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, and Class C shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s

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Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares for the year ended July 31, 2012.

PIMS has advised the Fund that it received $43,803 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2012 that it received $345, $8,648, $1,396 and $145 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C and Class X shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended July 31, 2012, PIM has been compensated approximately $28,200 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Jennison Conservative Growth Fund	27

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2012, were $406,952,723 and $436,292,731, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, and paid-in capital in excess of par. For the year ended July 31, 2012, the adjustments were to decrease undistributed net investment income by $27,949, decrease accumulated net realized loss on investment and foreign currency transactions by $3,779,633 and decrease paid-in capital in excess of par by $3,751,684 due to write-off of capital loss carryforward due to expiration and other book to tax differences. Net investment income, net realized gain on investments and net assets were not affected by this change.

For the year ended July 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $55,424 from ordinary income. There were no dividends paid during the year ended July 31, 2011.

As of July 31, 2012, the accumulated undistributed earnings on a tax basis was $373,032 of ordinary income. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$172,901,716	$28,827,702	$(3,621,972)	$25,205,730

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

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Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended July 31, 2012 (“post-enactment losses”) for an unlimited period. Post enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before July 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $3,573,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended July 31, 2012. Additionally, approximately $3,752,000 of its capital loss carryforward was written off unused due to expiration. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of July 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2013	656,000
Expiring 2017	38,614,000

$39,270,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A and Class L CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on sales of shares purchased during the first 12 months. Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the

Prudential Jennison Conservative Growth Fund	29

Notes to Financial Statements

continued

shares are held. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class X shares are closed to most new initial purchases (with the exception of reinvested dividends). Class L and Class X shares are only available through exchange from the same class of shares of certain other Prudential Investments Mutual Funds. As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2012:
Shares sold	463,945	$3,632,744
Shares issued in reinvestment of dividends	7,168	53,190
Shares reacquired	(2,490,738)	(19,604,869)

Net increase (decrease) in shares outstanding before conversion	(2,019,625)	(15,918,935)
Shares issued upon conversion from Class B, M and X	780,322	6,077,287

Net increase (decrease) in shares outstanding	(1,239,303)	$(9,841,648)

Year ended July 31, 2011:
Shares sold	552,067	$4,225,008
Shares reacquired	(3,174,338)	(23,982,430)

Net increase (decrease) in shares outstanding before conversion	(2,622,271)	(19,757,422)
Shares issued upon conversion from Class B, C, L, M and X	1,414,036	10,668,764

Net increase (decrease) in shares outstanding	(1,208,235)	$(9,088,658)

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Class B	Shares	Amount
Year ended July 31, 2012:
Shares sold	72,543	$515,493
Shares reacquired	(92,889)	(658,647)

Net increase (decrease) in shares outstanding before conversion	(20,346)	(143,154)
Shares reacquired upon conversion into Class A	(234,532)	(1,655,684)

Net increase (decrease) in shares outstanding	(254,878)	$(1,798,838)

Year ended July 31, 2011:
Shares sold	88,325	$611,366
Shares reacquired	(222,390)	(1,528,261)

Net increase (decrease) in shares outstanding before conversion	(134,065)	(916,895)
Shares reacquired upon conversion into Class A	(199,333)	(1,376,852)

Net increase (decrease) in shares outstanding	(333,398)	$(2,293,747)

Class C
Year ended July 31, 2012:
Shares sold	133,439	$935,284
Shares reacquired	(1,632,303)	(11,702,393)

Net increase (decrease) in shares outstanding	(1,498,864)	$(10,767,109)

Year ended July 31, 2011:
Shares sold	134,888	$925,620
Shares reacquired	(1,419,034)	(9,698,061)

Net increase (decrease) in shares outstanding before conversion	(1,284,146)	(8,772,441)
Shares reacquired upon conversion into Class A	(4,272)	(29,049)

Net increase (decrease) in shares outstanding	(1,288,418)	$(8,801,490)

Class L
Year ended July 31, 2012:
Shares sold	7,548	$59,219
Shares reacquired	(492,742)	(3,802,014)

Net increase (decrease) in shares outstanding	(485,194)	$(3,742,795)

Year ended July 31, 2011:
Shares sold	5,484	$40,743
Shares reacquired	(695,380)	(5,239,186)

Net increase (decrease) in shares outstanding before conversion	(689,896)	(5,198,443)
Shares reacquired upon conversion into Class A	(1,420)	(11,202)

Net increase (decrease) in shares outstanding	(691,316)	$(5,209,645)

Prudential Jennison Conservative Growth Fund	31

Notes to Financial Statements

continued

Class M	Shares	Amount
Period ended April 13, 2012*:
Shares sold	34	$250
Shares reacquired	(23,014)	(154,840)

Net increase (decrease) in shares outstanding before conversion	(22,980)	(154,590)
Shares reacquired upon conversion into Class A	(403,858)	(2,815,624)

Net increase (decrease) in shares outstanding	(426,838)	$(2,970,214)

Year ended July 31, 2011:
Shares sold	1,621	$10,800
Shares reacquired	(235,376)	(1,584,712)

Net increase (decrease) in shares outstanding before conversion	(233,755)	(1,573,912)
Shares reacquired upon conversion into Class A	(1,033,763)	(7,066,474)

Net increase (decrease) in shares outstanding	(1,267,518)	$(8,640,386)

Class X
Year ended July 31, 2012:
Shares sold	853	$6,334
Shares reacquired	(68,080)	(483,095)

Net increase (decrease) in shares outstanding before conversion	(67,227)	(476,761)
Shares reacquired upon conversion into Class A	(226,253)	(1,605,979)

Net increase (decrease) in shares outstanding	(293,480)	$(2,082,740)

Year ended July 31, 2011:
Shares sold	558	$3,689
Shares reacquired	(165,477)	(1,124,244)

Net increase (decrease) in shares outstanding before conversion	(164,919)	(1,120,555)
Shares reacquired upon conversion into Class A	(317,805)	(2,185,187)

Net increase (decrease) in shares outstanding	(482,724)	$(3,305,742)

*	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Note 7: Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to

32	Visit our website at www.prudentialfunds.com

December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2012.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

Note 9. Subsequent Event

On August 24, 2012, Class L shares were converted to Class A shares and Class L shares were terminated. The conversion was processed at net asset value with no front end sales charges.

Prudential Jennison Conservative Growth Fund	33

Financial Highlights

Class A Shares
	Year Ended July 31,
	2012		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$8.02		$6.71	$6.21	$7.11	$8.75
Income (loss) from investment operations:
Net investment income (loss)	.04		.02	(.01)	- (e)	- (e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		1.29	.48	(.90)	(.21)
Total from investment operations	.36		1.31	.47	(.90)	(.21)
Less Dividends and Distributions:
Dividends from net investment income	-	(e)	-	-	-	-
Distributions from net realized gains	-		-	-	-	(1.43)
Total dividends and distributions	-	(e)	-	-	-	(1.43)
Capital Contributions (g):	-		-	.03	-	-
Net asset value, end of year	$8.38		$8.02	$6.71	$6.21	$7.11
Total Return(b):	4.54%		19.52%	8.05%	(12.66)%	(3.60)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$114,610		$119,583	$108,221	$101,706	$114,874
Average net assets (000)	$112,806		$117,113	$111,614	$90,330	$108,116
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.45%		1.38%	1.40%	1.36%	1.28%
Expenses, excluding distribution and service (12b-1) fees	1.20%		1.13%	1.15%	1.11%	1.03%
Net investment income (loss)	.47%		.33%	(.21)%	(.06)%	- (f)
Portfolio turnover rate	208%		266%	135%	56%	58%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Less than $.005 per share.

(f) Less than .005%.

(g) During the fiscal year ended July 31, 2010, the Fund received from an independent administrator, $923,971 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended July 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.26	$6.12	$5.71	$6.59	$8.26
Income (loss) from investment operations:
Net investment loss	(.02)	(.03)	(.06)	(.04)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	1.17	.44	(.84)	(.18)
Total from investment operations	.27	1.14	.38	(.88)	(.24)
Less Distributions:
Distributions from net realized gains	-	-	-	-	(1.43)
Capital Contributions (d):	-	-	.03	-	-
Net asset value, end of year	$7.53	$7.26	$6.12	$5.71	$6.59
Total Return(b):	3.72%	18.63%	7.18%	(13.35)%	(4.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,193	$6,853	$7,823	$8,319	$12,737
Average net assets (000)	$5,815	$7,889	$8,532	$8,723	$16,543
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.20%	2.13%	2.15%	2.11%	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.20%	1.13%	1.15%	1.11%	1.03%
Net investment loss	(.28)%	(.42)%	(.96)%	(.82)%	(.75)%
Portfolio turnover rate	208%	266%	135%	56%	58%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) During the fiscal year ended July 31, 2010, the Fund received from an independent administrator, $923,971 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	35

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.26	$6.12	$5.71	$6.59	$8.26
Income (loss) from investment operations:
Net investment loss	(.02)	(.03)	(.06)	(.04)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	1.17	.44	(.84)	(.18)
Total from investment operations	.27	1.14	.38	(.88)	(.24)
Less Distributions:
Distributions from net realized gains	-	-	-	-	(1.43)
Capital Contributions (d):	-	-	.03	-	-
Net asset value, end of year	$7.53	$7.26	$6.12	$5.71	$6.59
Total Return(b):	3.72%	18.63%	7.18%	(13.35)%	(4.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,232	$55,417	$54,628	$58,912	$85,318
Average net assets (000)	$49,057	$56,582	$60,302	$59,345	$102,942
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.20%	2.13%	2.15%	2.11%	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.20%	1.13%	1.15%	1.11%	1.03%
Net investment loss	(.28)%	(.42)%	(.97)%	(.82)%	(.76)%
Portfolio turnover rate	208%	266%	135%	56%	58%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) During the fiscal year ended July 31, 2010, the Fund received from an independent administrator, $923,971 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class L Shares
	Year Ended July 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.93	$6.65	$6.18	$7.09	$8.75
Income (loss) from investment operations:
Net investment income (loss)	.02	.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32	1.27	.47	(.89)	(.21)
Total from investment operations	.34	1.28	.44	(.91)	(.23)
Less Distributions:
Distributions from net realized gains	-	-	-	-	(1.43)
Capital Contributions (d):	-	-	.03	-	-
Net asset value, end of year	$8.27	$7.93	$6.65	$6.18	$7.09
Total Return(b):	4.29%	19.25%	7.61%	(12.83)%	(3.85)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,162	$26,048	$26,461	$29,533	$43,369
Average net assets (000)	$23,450	$27,206	$29,672	$29,817	$54,112
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.70%	1.63%	1.65%	1.61%	1.53%
Expenses, excluding distribution and service (12b-1) fees	1.20%	1.13%	1.15%	1.11%	1.03%
Net investment income (loss)	.22%	.08%	(.47)%	(.32)%	(.26)%
Portfolio turnover rate	208%	266%	135%	56%	58%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) During the fiscal year ended July 31, 2010, the Fund received from an independent administrator, $923,971 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	37

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended July 31,
	2012(d)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$7.25		$6.12	$5.71	$6.59	$8.26
Income (loss) from investment operations:
Net investment loss	(.01)		(.03)	(.06)	(.04)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26		1.16	.44	(.84)	(.18)
Total from investment operations	.25		1.13	.38	(.88)	(.24)
Less Distributions:
Distributions from net realized gains	-		-	-	-	(1.43)
Capital Contributions (g):	-		-	.03	-	-
Net asset value, end of period	$7.50		$7.25	$6.12	$5.71	$6.59
Total Return(b):	3.45%		18.46%	7.18%	(13.35)%	(4.24)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$112		$3,096	$10,367	$22,893	$55,835
Average net assets (000)	$1,381		$6,623	$17,500	$31,222	$99,825
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.20%	(e)	2.13%	2.15%	2.11%	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.20%	(e)	1.13%	1.15%	1.11%	1.03%
Net investment loss	(.28)%	(e)	(.40)%	(1.00)%	(.85)%	(.76)%
Portfolio turnover rate	208%	(f)	266%	135%	56%	58%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(e)	Annualized.
(f)	Calculated as of July 31, 2012.

(g) During the fiscal year ended July 31, 2010, the Fund received from an independent administrator, $923,971 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended July 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.25	$6.12	$5.71	$6.59	$8.26
Income (loss) from investment operations:
Net investment loss	(.02)	(.03)	(.06)	(.04)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30	1.16	.44	(.84)	(.18)
Total from investment operations	.28	1.13	.38	(.88)	(.24)
Less Distributions:
Distributions from net realized gains	-	-	-	-	(1.43)
Capital Contributions (d):	-	-	.03	-	-
Net asset value, end of year	$7.53	$7.25	$6.12	$5.71	$6.59
Total Return(b):	3.86%	18.46%	7.18%	(13.35)%	(4.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,027	$4,081	$6,395	$12,233	$23,702
Average net assets (000)	$2,858	$5,333	$9,655	$14,957	$29,456
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.20%	2.13%	2.15%	2.11%	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.20%	1.13%	1.15%	1.11%	1.03%
Net investment loss	(.28)%	(.41)%	(.99)%	(.84)%	(.76)%
Portfolio turnover rate	208%	266%	135%	56%	58%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) During the fiscal year ended July 31, 2010, the Fund received from an independent administrator, $923,971 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 5:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Conservative Growth Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 5, including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 20, 2012

40	Visit our website at www.prudentialfunds.com

Tax Information

(Unaudited)

For the year ended July 31, 2012, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD

Prudential Jennison Conservative Growth Fund	100.00%	100.00%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2012.

Prudential Jennison Conservative Growth Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Jennison Conservative Growth Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Jennison Conservative Growth Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison Conservative Growth Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Conservative Growth Fund is a series of Prudential Investment Portfolios 5.

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the one-, three- and five-year periods.
•

The Board concluded that, in light of the Fund’s generally competitive performance in the short term versus its Peer Group and over longer time periods, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board noted information provided by PI indicating that the Fund’s net total expense ratio was only 7 basis points higher than the median for all funds included in the Peer Group.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Conservative Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Conservative Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON CONSERVATIVE GROWTH FUND

SHARE CLASS	A	B	C	L	X
NASDAQ	TBDAX	TBDBX	TBDCX	JCGLX	JCGRX
CUSIP	74440V104	74440V203	74440V302	74440V401	74440V609

MF503E    0231253-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SMALL CAP VALUE FUND

ANNUAL REPORT • JULY 31, 2012

Fund Type

Small Cap Stock

Objective

Seeks above-average capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Small Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Small Cap Value Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Small Cap Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.46%; Class B, 2.16%; Class C, 2.16%; Class L, 1.66%; Class R, 1.87%; Class X, 2.16%; Class Z, 1.16%. Net operating expenses: Class A, 1.31%; Class B, 2.01%; Class C, 2.01%; Class L, 1.51%; Class R, 1.47%; Class X, 1.26%; Class Z, 1.01%, after contractual reduction. The distribution fees for Class R shares are contractually reduced through 11/30/2013.

Cumulative Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	1.11%	3.28%	127.74%	—
Class B	0.44	–0.30	111.78	—
Class C	0.36	–0.38	111.62	—
Class L	0.90	2.07	N/A	15.75% (08/22/05)
Class R	1.34	N/A	N/A	–2.62 (04/08/11)
Class X	1.22	3.64	N/A	16.44 (08/22/05)
Class Z	1.44	N/A	N/A	–2.44 (04/08/11)
Russell 2000 Value Index	0.89	2.63	118.17	—
Russell 2000 Index	0.19	8.74	128.55	—
Lipper Small-Cap Value Funds Avg.	–1.06	5.04	130.43	—

Average Annual Total Returns (With Sales Charges) as of 6/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–7.06%	–2.10%	6.69%	—
Class B	–7.18	–1.81	6.53	—
Class C	–3.35	–1.68	6.53	—
Class L	–7.51	–2.38	N/A	1.33% (08/22/05)
Class R	–1.37	N/A	N/A	–1.79 (04/08/11)
Class X	–7.42	–1.36	N/A	2.12 (08/22/05)
Class Z	–1.33	N/A	N/A	–1.70 (04/08/11)
Russell 2000 Value Index	–1.44	–1.05	6.50	—
Russell 2000 Index	–2.08	0.54	7.00	—
Lipper Small-Cap Value Funds Avg.	–3.18	–0.40	7.06	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	–4.45%	–0.49%	7.97%	—
Class B	–4.56	–0.21	7.79	—
Class C	–0.64	–0.08	7.78	—
Class L	–4.90	–0.77	N/A	1.26% (08/22/05)
Class R	1.34	N/A	N/A	–2.00 (04/08/11)
Class X	–4.78	0.26	N/A	2.04 (08/22/05)
Class Z	1.44	N/A	N/A	–1.85 (04/08/11)

Average Annual Total Returns (Without Sales Charges) as of 7/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	1.11%	0.65%	8.58%	—
Class B	0.44	–0.06	7.79	—
Class C	0.36	–0.08	7.78	—
Class L	0.90	0.41	N/A	2.13% (08/22/05)
Class R	1.34	N/A	N/A	–2.00 (04/08/11)
Class X	1.22	0.72	N/A	2.22 (08/22/05)
Class Z	1.44	N/A	N/A	–1.85 (04/08/11)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Small Cap Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2002) and the account values at the end of the current fiscal year (July 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was

Prudential Small Cap Value Fund	3

Your Fund’s Performance (continued)

deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class R, Class X and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of 0.30% annually. All investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class L and Class X shares are closed to new investors. Class X shares purchased are not subject to a front-end sales charge, but Class X shares are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2%, and 1% respectively for the first eight years after purchase and a 12b-1 fee of 1% annually. Approximately 10 years after purchase, Class X shares will automatically convert to Class A shares on a monthly basis. Class R shares charge a 12b-1 fee of 0.75%. Class Z shares are not subject to any distribution or service fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Note: On August 24, 2012, Class L shares were converted to Class A shares and Class L shares were terminated. Class L share performance is shown for historical periods during which time Class L shares were outstanding.

Benchmark Definitions

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-

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earnings ratios, higher dividend yields, and lower forecasted growth. Russell 2000 Value Index Closest Month-End to Inception cumulative total returns as of 7/31/12 are 20.94% for Class L and Class X and –5.03% for Class R and Class Z. Russell 2000 Value Index Closest Month-End to Inception average annual total returns as of 6/30/12 are 2.98% for Class L and Class X and –3.25% for Class R and Class Z.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how stock prices of smaller companies have performed. Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 7/31/12 are 29.50% for Class L and Class X and –4.98% for Class R and Class Z. Russell 2000 Index Closest Month-End to Inception average annual total returns as of 6/30/12 are 4.07% for Class L and Class X and –2. 93% for Class R and Class Z.

Lipper Small-Cap Value Funds Average

The Lipper Small-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/12 are 25.33% for Class L and Class X and –6.67% for Class R and Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/12 are 3.39% for Class L and Class X and –4.62% for Class R and Class Z.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Class’ actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/12
Invesco Mortgage Capital, Inc., Real Estate Investment Trusts	1.4%
Southwest Gas Corp., Gas Utilities	1.3
PNM Resources, Inc., Electric Utilities	1.3
Portland General Electric Co., Electric Utilities	1.2
First American Financial Corp., Insurance	1.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/12
Commercial Banks	10.9%
Real Estate Investment Trusts	8.3
Healthcare Providers & Services	5.9
Oil, Gas & Consumable Fuels	5.8
Insurance	5.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Small Cap Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Small Cap Value Fund’s Class A shares rose 1.11% for the year ended July 31, 2012, outperforming the 0.89% rise of the Russell 2000 Value Index (the Index). The Fund’s Class A shares also outperformed the 1.06% decline of the Lipper Small-Cap Value Funds Average.

What were market conditions?

The U.S. equity market experienced widespread volatility during the reporting period, which began on August 1, 2011. These challenging market conditions were mostly caused by European sovereign debt issues and uncertainty over global growth. Investor sentiment swung between optimism and pessimism. U.S. economic growth proceeded at a tepid pace, and unemployment remained elevated. With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Commodities prices were also volatile during the period.

•

Sector performance in the Index was mixed and widely uneven. Utilities and financials posted double-digit gains. Consumer staples rose moderately. Healthcare and consumer discretionary were marginally positive.

•

Materials and industrials suffered single-digit declines. Information technology, telecommunication services, and energy experienced double-digit declines. Energy lagged the Index with the steepest decline due to lower demand.

Which stock market sectors and holdings contributed most to the Fund’s performance?

The Fund added value in information technology, utilities and industrials sectors:

•

Although information technology was a weak-performing sector in the Index, favorable stock selection, along with an underweight relative to the Index, contributed to the Fund’s strong performance. Solid stock selection in industries involved in technology hardware, equipment, software and services aided results. The holdings that contributed to positive relative performance were j2 Global Inc., a provider of cloud services to businesses, and Comtech Telecommunications Corp., a manufacturer of communication equipment and systems. In addition, an underweight in the poor-performing semiconductor industry helped results.

•

The Fund benefited from solid stock selection and an overweight in utilities, the best-performing sector in the Index. The holdings that led the strong performance were PNM Resources Inc. and Southwest Gas Corp. PNM Resources, an electric utility serving New Mexico and Texas, improved its business performance through a successful transformation to a pure regulated utility. Southwest Gas, a gas utility, benefited from the stabilizing and improving local economies and housing markets in Arizona, Nevada and California, territories that it serves.

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•

Good stock selection in the industrials sector aided returns. The Fund had strong stock selection in the machinery industry, mainly from timely sales when these stocks became unattractive or highly valued. The Fund also benefited from the acquisition of Interline Brands Inc., an industrial products distributor, by a private equity firm.

Which stock market sectors and holdings detracted most from the Fund’s performance?

The Fund was modestly hurt by a large underweight in financials, the second best-performing sector in the Index. The Index had a heavier weighting in the financials sector than the Fund did.

•	Holdings that adversely affected performance were PHH Corp., an outsource provider of mortgage and fleet management services, and Knight Capital Group Inc., an access provider to the capital markets.

•

In addition, an underweight in banks, a strong-performing industry, detracted from performance. However, good stock selection in the insurance industry partially offset these performance detractors in the sector.

Prudential Small Cap Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2012, at the beginning of the period, and held through the six-month period ended July 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Small Cap Value Fund		Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Annualized Expense Ratio Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$975.40	1.31%	$6.43
	Hypothetical	$1,000.00	$1,018.35	1.31%	$6.57

Class B	Actual	$1,000.00	$972.00	2.01%	$9.86
	Hypothetical	$1,000.00	$1,014.87	2.01%	$10.07

Class C	Actual	$1,000.00	$971.90	2.01%	$9.85
	Hypothetical	$1,000.00	$1,014.87	2.01%	$10.07

Class L	Actual	$1,000.00	$974.60	1.51%	$7.41
	Hypothetical	$1,000.00	$1,017.35	1.51%	$7.57

Class R	Actual	$1,000.00	$974.00	1.51%	$7.41
	Hypothetical	$1,000.00	$1,017.35	1.51%	$7.57

Class X	Actual	$1,000.00	$975.50	1.26%	$6.19
	Hypothetical	$1,000.00	$1,018.60	1.26%	$6.32

Class Z	Actual	$1,000.00	$976.80	1.01%	$4.96
	Hypothetical	$1,000.00	$1,019.84	1.01%	$5.07

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Small Cap Value Fund	9

Portfolio of Investments

as of July 31, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.9%
COMMON STOCKS 98.9%

Aerospace & Defense 2.3%
13,900	AAR Corp.	$197,519
48,500	Ceradyne, Inc.	1,067,000
29,200	Curtiss-Wright Corp.	875,124
15,400	Esterline Technologies Corp.*(a)	904,288
26,300	GeoEye, Inc.*	668,809
3,500	LMI Aerospace, Inc.*	63,105
700	Moog, Inc. (Class A Stock)*	25,473

		3,801,318

Air Freight & Logistics 1.2%
51,100	Air Transport Services Group, Inc.*	246,813
38,400	Atlas Air Worldwide Holdings, Inc.*	1,741,824
1,100	Park-Ohio Holdings Corp.*	18,887

		2,007,524

Airlines 1.9%
34,600	Alaska Air Group, Inc.*	1,205,810
138,100	Hawaiian Holdings, Inc.*(a)	879,697
77,400	JetBlue Airways Corp.*(a)	426,474
67,500	Republic Airways Holdings, Inc.*	307,125
55,700	SkyWest, Inc.	389,900

		3,209,006

Auto Components 0.9%
1,100	Cooper Tire & Rubber Co.	19,217
3,100	Modine Manufacturing Co.*	20,801
51,500	Spartan Motors, Inc.	262,650
27,100	Standard Motor Products, Inc.	381,026
47,400	Superior Industries International, Inc.	810,066

		1,493,760

Building Products 0.1%
16,600	Gibraltar Industries, Inc.*	158,032

Capital Markets 2.1%
7,500	Arlington Asset Investment Corp. (Class A Stock)	167,700
24,300	BGC Partners, Inc. (Class A Stock)	120,771
23,500	Calamos Asset Management, Inc. (Class A Stock)	248,395
32,400	GFI Group, Inc.	103,032

See Notes to Financial Statements.

Prudential Small Cap Value Fund	11

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
57,900	Investment Technology Group, Inc.*	$479,412
140,200	Knight Capital Group, Inc. (Class A Stock)*(a)	1,448,266
4,900	Oppenheimer Holdings, Inc. (Class A Stock)	68,159
35,900	Piper Jaffray Cos.*	765,029
2,000	Safeguard Scientifics, Inc.*	30,940
9,400	SWS Group, Inc.*	53,862

		3,485,566

Chemicals 0.9%
15,300	LSB Industries, Inc.*	491,589
21,500	Olin Corp.	435,160
24,200	OM Group, Inc.*	379,940
4,200	Omnova Solutions, Inc.*	30,576
4,900	Schulman, (A.), Inc.	107,114
4,100	Tredegar Corp.	60,721

		1,505,100

Commercial Banks 10.9%
2,700	1st Source Corp.	59,994
3,700	BancFirst Corp.	150,294
55,200	Banco Latinoamericano de Comercio Exterior SA (Panama)	1,121,664
19,400	Bank of the Ozarks, Inc.	624,486
19,000	Cathay General Bancorp	307,610
500	Century Bancorp, Inc. (Class A Stock)	15,040
11,100	Chemical Financial Corp.	248,973
15,500	City Holding Co.	512,275
27,800	Community Bank System, Inc.	764,778
11,200	Community Trust Bancorp, Inc.	380,128
21,100	CVB Financial Corp.	248,980
4,700	East West Bancorp, Inc.	102,460
5,900	Financial Institutions, Inc.	101,480
18,900	First Community Bancshares, Inc.	273,861
30,700	First Financial Bancorp	489,972
1,500	First Financial Corp.	44,475
53,695	FirstMerit Corp.	869,859
3,000	Hanmi Financial Corp.*	32,850
4,800	Heartland Financial USA, Inc.	125,424
27,000	Independent Bank Corp.	802,170
80,640	International Bancshares Corp.	1,478,131
1,600	Lakeland Financial Corp.	41,184

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
14,700	MainSource Financial Group, Inc.	$171,696
129,074	National Penn Bancshares, Inc.	1,141,014
50,400	NBT Bancorp, Inc.	1,058,904
32,400	Old National Bancorp	396,576
6,000	Oriental Financial Group, Inc. (Puerto Rico)	62,280
5,300	Park National Corp.(a)	359,022
1,900	Peoples Bancorp, Inc.	41,534
5,400	Renasant Corp.	95,580
19,600	Republic Bancorp, Inc. (Class A Stock)	462,756
14,500	S&T Bancorp, Inc.	239,250
14,400	Sandy Spring Bancorp, Inc.	256,464
15,300	Simmons First National Corp. (Class A Stock)	357,102
6,296	Southside Bancshares, Inc.(a)	131,335
12,700	State Bank Financial Corp.*	202,057
9,500	SVB Financial Group*	549,195
9,800	Tompkins Financial Corp.	384,748
22,600	Trustmark Corp.	546,468
7,900	Union First Market Bankshares Corp.	120,633
2,800	Univest Corp. of Pennsylvania	44,548
16,200	Virginia Commerce Bancorp, Inc.*	130,734
3,700	Washington Trust Bancorp, Inc.	91,834
76,100	Webster Financial Corp.	1,561,572
36,400	WesBanco, Inc.	753,844

		17,955,234

Commercial Services & Supplies 2.9%
10,900	American Reprographics Co.*	47,633
22,700	Brink’s Co. (The)	526,640
12,200	Consolidated Graphics, Inc.*	289,262
7,300	Deluxe Corp.	206,736
3,400	Encore Capital Group, Inc.*	95,200
11,700	Ennis, Inc.	167,778
26,600	G & K Services, Inc. (Class A Stock)	838,166
16,700	GEO Group, Inc. (The)*	386,104
1,800	Intersections, Inc.	25,632
18,300	McGrath RentCorp	486,963
7,400	Quad/Graphics, Inc.(a)	113,886
7,100	Schawk, Inc.	80,798
39,800	Sykes Enterprises, Inc.*	588,642
14,800	UniFirst Corp.	926,776

		4,780,216

See Notes to Financial Statements.

Prudential Small Cap Value Fund	13

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment 0.8%
2,200	Bel Fuse, Inc. (Class B Stock)	$39,666
45,000	Black Box Corp.	1,198,800
3,400	EchoStar Corp. (Class A Stock)*	97,920

		1,336,386

Computers & Peripherals 0.8%
106,700	Xyratex Ltd. (Bermuda)	1,262,261

Construction & Engineering 0.2%
1,800	Michael Baker Corp.*	45,396
15,600	Primoris Services Corp.	192,660
9,900	Sterling Construction Co, Inc.*	98,307

		336,363

Consumer Finance 1.9%
18,000	Cash America International, Inc.	689,760
300	Credit Acceptance Corp.*	28,758
5,550	DFC Global Corp.*	106,394
52,500	Nelnet, Inc. (Class A Stock)	1,234,275
15,600	World Acceptance Corp.*(a)	1,111,812

		3,170,999

Containers & Packaging 1.0%
164,900	Boise, Inc.	1,220,260
7,900	Rock-Tenn Co. (Class A Stock)	459,938

		1,680,198

Distributors 0.1%
20,800	VOXX International Corp.*	155,792

Diversified Consumer Services 1.7%
21,900	Coinstar, Inc.*(a)	1,040,031
600	DeVry, Inc.	11,778
56,200	Lincoln Educational Services Corp.	245,032
71,600	Regis Corp.(a)	1,211,472
5,500	Steiner Leisure Ltd. (Bahamas)*	229,350

		2,737,663

Diversified Telecommunication Services 0.7%
6,700	Atlantic Tele-Network, Inc.	234,232

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
13,500	Cbeyond, Inc.*	$96,255
9,700	General Communication, Inc. (Class A Stock)*	91,568
4,800	Iridium Communications, Inc.*	43,488
9,100	Neutral Tandem, Inc.*	124,306
59,800	Premiere Global Services, Inc.*	547,768

		1,137,617

Electric Utilities 5.2%
17,800	Allete, Inc.	737,988
43,200	El Paso Electric Co.	1,462,320
13,500	Empire District Electric Co. (The)	290,250
1,300	IDACORP, Inc.	54,860
5,000	MGE Energy, Inc.	239,700
103,900	PNM Resources, Inc.	2,161,120
74,700	Portland General Electric Co.	2,034,081
3,800	Unitil Corp.	100,928
22,200	UNS Energy Corp.	903,540
17,600	Westar Energy, Inc.	537,856

		8,522,643

Electrical Equipment 0.6%
36,200	Brady Corp. (Class A Stock)	960,386

Electronic Equipment, Instruments & Components 1.9%
12,300	Electro Rent Corp.	206,148
46,600	Insight Enterprises, Inc.*	781,016
47,000	Kemet Corp.*	227,010
10,800	Multi-Fineline Electronix, Inc.*	282,636
18,700	Newport Corp.*	210,375
8,400	Plexus Corp.*	241,248
38,400	Sanmina-SCI Corp.*	327,936
24,100	SYNNEX Corp.*(a)	815,303
4,300	TTM Technologies, Inc.*	47,042

		3,138,714

Energy Equipment & Services 2.2%
31,400	Bristow Group, Inc.(a)	1,437,178
97,500	Helix Energy Solutions Group, Inc.*	1,743,300
10,200	Natural Gas Services Group, Inc.*	147,900

See Notes to Financial Statements.

Prudential Small Cap Value Fund	15

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
2,600	Parker Drilling Co.*	$12,038
42,300	Pioneer Energy Services Corp.*	340,092

		3,680,508

Food & Staples Retailing 2.4%
14,900	Harris Teeter Supermarkets, Inc.	615,966
29,700	Ingles Markets, Inc. (Class A Stock)	485,892
26,800	Nash-Finch Co.	513,488
64,800	Pantry, Inc. (The)*	922,104
32,600	Spartan Stores, Inc.	560,720
24,500	Susser Holdings Corp.*(a)	884,695

		3,982,865

Food Products 1.3%
17,700	Chiquita Brands International, Inc.*	91,686
68,800	Fresh Del Monte Produce, Inc. (Cayman Islands)	1,685,600
6,600	Omega Protein Corp.*	54,978
12,900	Smithfield Foods, Inc.*	238,650

		2,070,914

Gas Utilities 2.5%
4,600	AGL Resources, Inc.	186,300
14,700	Atmos Energy Corp.	526,995
1,500	Chesapeake Utilities Corp.	68,610
21,800	Laclede Group, Inc. (The)	910,804
3,100	New Jersey Resources Corp.	142,290
49,500	Southwest Gas Corp.	2,210,670

		4,045,669

Healthcare Equipment & Supplies 0.8%
26,200	CryoLife, Inc.*	145,672
9,300	Greatbatch, Inc.*	212,319
5,200	Integra LifeSciences Holdings Corp.*(a)	199,992
51,800	Invacare Corp.	729,862
6,500	RTI Biologics, Inc.*	23,140

		1,310,985

Healthcare Providers & Services 5.9%
17,600	Almost Family, Inc.*	387,376
62,200	Amedisys, Inc.*(a)	758,218

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
32,300	AmSurg Corp.*(a)	$954,142
4,600	Coventry Health Care, Inc.	153,318
19,600	Cross Country Healthcare, Inc.*	89,376
62,500	Five Star Quality Care, Inc.*	223,125
22,300	Gentiva Health Services, Inc.*	148,518
38,500	Healthways, Inc.*	431,585
91,300	Kindred Healthcare, Inc.*	864,611
37,900	Magellan Health Services, Inc.*	1,826,780
56,500	Molina Healthcare, Inc.*	1,379,165
4,100	National Healthcare Corp.	179,047
53,600	PharMerica Corp.*	551,544
13,800	Providence Service Corp. (The)*	178,020
7,700	Select Medical Holdings Corp.*	82,005
59,700	Skilled Healthcare Group, Inc. (Class A Stock)*	324,171
42,700	Triple-S Management Corp. (Class B Stock) (Puerto Rico)*	777,994
7,600	WellCare Health Plans, Inc.*	492,632

		9,801,627

Hotels, Restaurants & Leisure 2.3%
1,130	Biglari Holdings, Inc.*	424,597
28,600	Bob Evans Farms, Inc.(a)	1,101,672
115,800	Boyd Gaming Corp.*(a)	660,060
6,700	Isle of Capri Casinos, Inc.*	39,329
20,700	Marcus Corp.	271,584
11,800	Monarch Casino & Resort, Inc.*	88,146
10,400	Pinnacle Entertainment, Inc.*	112,840
90,800	Ruby Tuesday, Inc.*	582,028
33,000	Speedway Motorsports, Inc.	525,030

		3,805,286

Household Durables 1.2%
47,700	American Greetings Corp. (Class A Stock)(a)	633,933
16,400	CSS Industries, Inc.	307,336
31,800	Helen of Troy Ltd. (Bermuda)*	968,628

		1,909,897

Housewares
2,100	Libbey, Inc.*	30,492

See Notes to Financial Statements.

Prudential Small Cap Value Fund	17

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Industrial Conglomerates 0.7%
400	Seaboard Corp.*	$880,000
7,900	Standex International Corp.	337,962

		1,217,962

Insurance 5.7%
26,200	American Equity Investment Life Holding Co.(a)	305,754
8,000	American Safety Insurance Holdings Ltd. (Bermuda)*	142,800
7,900	AmTrust Financial Services, Inc.	235,341
9,300	CNO Financial Group, Inc.	77,097
17,000	Employers Holdings, Inc.	303,960
33,900	FBL Financial Group, Inc. (Class A Stock)(a)	1,049,205
107,000	First American Financial Corp.	1,960,240
15,100	HCC Insurance Holdings, Inc.	462,664
7,200	Horace Mann Educators Corp.	125,568
10,300	Infinity Property & Casualty Corp.	595,443
18,700	Maiden Holdings Ltd. (Bermuda)	158,763
37,300	Meadowbrook Insurance Group, Inc.	262,592
31,000	National Financial Partners Corp.*(a)	460,350
1,100	National Western Life Insurance Co. (Class A Stock)	155,749
18,400	ProAssurance Corp.	1,648,088
85,800	Symetra Financial Corp.	997,854
18,700	Tower Group, Inc.(a)	348,568
27,600	Universal Insurance Holdings, Inc.	88,320

		9,378,356

Internet Software & Services 0.6%
61,700	EarthLink, Inc.	422,645
118,549	United Online, Inc.	502,648

		925,293

IT Services 1.8%
16,400	Acxiom Corp.*	275,028
34,400	CACI International, Inc. (Class A Stock)*(a)	1,941,880
19,500	CSG Systems International, Inc.*	343,785
7,100	Mantech International Corp. (Class A Stock)	155,703
6,900	TNS, Inc.*	116,817
3,100	Unisys Corp.*	60,233

		2,893,446

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Leisure Equipment & Products 0.3%
25,972	JAKKS Pacific, Inc.(a)	$416,071

Life Sciences Tools & Services 0.1%
26,400	Cambrex Corp.*	243,672

Machinery 1.2%
11,200	Actuant Corp. (Class A Stock)	318,752
4,000	Ampco-Pittsburgh Corp.	62,840
8,800	Briggs & Stratton Corp.(a)	153,472
2,000	Cascade Corp.	94,220
2,800	Harsco Corp.	59,500
5,500	LB Foster Co. (Class A Stock)	162,745
9,500	NACCO Industries, Inc. (Class A Stock)	951,425
5,300	Sauer-Danfoss, Inc.	191,807

		1,994,761

Marine 0.2%
22,700	Genco Shipping & Trading Ltd. (Marshall Islands)*(a)	49,032
15,500	International Shipholding Corp.	286,440

		335,472

Media 1.0%
37,500	Belo Corp. (Class A Stock)	256,875
2,300	Digital Generation, Inc.*	24,518
28,200	Entercom Communications Corp. (Class A Stock)*	153,408
53,800	Harte-Hanks, Inc.	338,940
25,600	Journal Communications, Inc. (Class A Stock)*	141,824
5,500	LIN TV Corp. (Class A Stock)*	19,745
16,500	Scholastic Corp.(a)	497,145
15,100	Sinclair Broadcast Group, Inc. (Class A Stock)	154,020

		1,586,475

Metals & Mining 1.0%
94,100	Coeur d’Alene Mines Corp.*(a)	1,534,771
16,000	Noranda Aluminum Holding Corp.	99,680

		1,634,451

Multi-Line Retail 0.2%
5,500	Dillard’s, Inc. (Class A Stock)	358,765

See Notes to Financial Statements.

Prudential Small Cap Value Fund	19

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Utilities 2.2%
57,200	Avista Corp.	$1,583,296
43,500	NorthWestern Corp.	1,606,455
14,500	Vectren Corp.	432,825

		3,622,576

Oil, Gas & Consumable Fuels 5.8%
10,200	Alon USA Energy, Inc.	111,384
30,200	Bill Barrett Corp.*(a)	636,012
76,600	Callon Petroleum Co.*	380,702
22,000	CVR Energy, Inc.*	628,320
12,500	Energen Corp.	640,125
1,700	Energy Partners Ltd.*	28,730
26,500	Energy XXI Bermuda Ltd. (Bermuda)	826,270
8,000	Green Plains Renewable Energy, Inc.*	35,520
29,200	Hollyfrontier Corp.	1,091,788
17,400	Knightsbridge Tankers Ltd. (Bermuda)	149,814
30,800	REX American Resources Corp.*	543,620
33,400	Ship Finance International Ltd. (Bermuda)(a)	483,632
31,900	Stone Energy Corp.*(a)	837,694
77,400	Swift Energy Co.*(a)	1,446,606
17,600	W&T Offshore, Inc.(a)	325,424
58,700	Western Refining, Inc.	1,381,211

		9,546,852

Paper & Forest Products 2.4%
57,700	Buckeye Technologies, Inc.(a)	1,737,924
39,900	KapStone Paper and Packaging Corp.*	670,719
20,500	Neenah Paper, Inc.	550,630
46,700	P.H. Glatfelter Co.	742,997
3,800	Schweitzer-Mauduit International, Inc.	258,780

		3,961,050

Personal Products 0.2%
20,600	Prestige Brands Holdings, Inc.*	338,046

Professional Services 0.6%
13,300	CBIZ, Inc.*(a)	70,357
53,500	Dolan Co. (The)*	261,080
6,600	ICF International, Inc.*	162,162
12,400	Kelly Services, Inc. (Class A Stock)	147,064

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Professional Services (cont’d.)
21,800	Navigant Consulting, Inc.*	$253,534
1,600	VSE Corp.	36,736

		930,933

Real Estate Investment Trusts 8.3%
10,300	Agree Realty Corp.	242,359
221,100	Anworth Mortgage Asset Corp.	1,468,104
38,700	Apollo Commercial Real Estate Finance, Inc.	646,290
8,500	CapLease, Inc.	38,675
129,500	Capstead Mortgage Corp.	1,823,360
120,300	Dynex Capital, Inc.(a)	1,249,917
55,100	Hatteras Financial Corp.	1,611,675
115,500	Invesco Mortgage Capital, Inc.(a)	2,285,745
33,500	Kite Realty Group Trust	168,505
207,700	MFA Financial, Inc.	1,678,216
48,500	PennyMac Mortgage Investment Trust	1,021,895
58,700	RAIT Financial Trust(a)	272,368
109,100	Two Harbors Investment Corp.	1,251,377

		13,758,486

Road & Rail 1.2%
6,800	Amerco, Inc.	635,120
14,200	Dollar Thrifty Automotive Group, Inc.*	1,056,480
15,400	Marten Transport Ltd.	276,430
1,500	Saia, Inc.*	33,900

		2,001,930

Semiconductors & Semiconductor Equipment 1.7%
2,300	Alpha & Omega Semiconductor Ltd. (Bermuda)*	17,733
59,900	Amkor Technology, Inc.*(a)	319,267
63,000	Brooks Automation, Inc.	583,380
44,900	Kulicke & Soffa Industries, Inc.*	497,043
31,000	MKS Instruments, Inc.	818,400
4,700	Pericom Semiconductor Corp.*	37,788
41,500	Photronics, Inc.*(a)	242,775
27,800	Rudolph Technologies, Inc.*	278,000

		2,794,386

Specialty Retail 1.9%
34,900	Cato Corp. (The) (Class A Stock)	977,200

See Notes to Financial Statements.

Prudential Small Cap Value Fund	21

Portfolio of Investments

as of July 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
800	Group 1 Automotive, Inc.	$43,000
26,000	Rent-A-Center, Inc.(a)	924,560
33,400	Stage Stores, Inc.	632,596
53,000	Stein Mart, Inc.*	421,350
5,500	Systemax, Inc.*	68,585

		3,067,291

Textiles, Apparel & Luxury Goods 0.9%
11,800	Iconix Brand Group, Inc.*	209,214
127,000	Jones Group, Inc. (The)(a)	1,342,390

		1,551,604

Thrifts & Mortgage Finance 1.4%
5,500	Berkshire Hills Bancorp, Inc.	123,530
42,200	Dime Community Bancshares, Inc.	611,900
10,300	Federal Agricultural Mortgage Corp. (Class C Stock)	258,942
4,700	First Defiance Financial Corp.	76,375
22,400	Flushing Financial Corp.	316,064
3,900	OceanFirst Financial Corp.	53,079
25,100	Provident Financial Services, Inc.	382,273
17,100	Trustco Bank Corp.	94,221
20,300	Washington Federal, Inc.	323,379
2,600	WSFS Financial Corp.	107,718

		2,347,481

Tobacco 1.0%
37,800	Universal Corp.(a)	1,721,412

Trading Companies & Distributors 1.2%
131,200	Aircastle Ltd. (Bermuda)	1,552,096
2,400	Seacube Container Leasing Ltd.	42,144
9,000	TAL International Group, Inc.	307,350

		1,901,590

Water Utilities 0.2%
9,700	American States Water Co.	394,305

Wireless Telecommunication Services 0.4%
52,000	USA Mobility, Inc.	579,280

	TOTAL COMMON STOCKS (cost $153,310,210)	162,974,967

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

EXCHANGE TRADED FUND 1.0%
25,000	iShares Russell 2000 Value Index Fund (cost $1,593,909)	$1,737,750

	TOTAL LONG-TERM INVESTMENTS (cost $154,904,119)	164,712,717

SHORT-TERM INVESTMENT 17.3%

AFFILIATED MONEY MARKET MUTUAL FUND
28,463,882	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $28,463,882; includes $26,987,574 of cash collateral for securities on loan)(b)(c)	28,463,882

	TOTAL INVESTMENTS 117.2% (cost $183,368,001; Note 5)	193,176,599
	Liabilities in excess of other assets (17.2)%	(28,354,096)

	NET ASSETS 100%	$164,822,503

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,201,635; cash collateral of $26,987,574 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	23

Portfolio of Investments

as of July 31, 2012 continued

The following is a summary of the inputs used as of July 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$162,974,967	$—	$—
Exchange Traded Fund	1,737,750	—	—
Affiliated Money Market Mutual Fund	28,463,882	—	—

Total	$193,176,599	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (16.4% represents investments purchased with collateral from securities on loan)	17.3%
Commercial Banks	10.9
Real Estate Investment Trusts	8.3
Healthcare Providers & Services	5.9
Oil, Gas & Consumable Fuels	5.8
Insurance	5.7
Electric Utilities	5.2
Commercial Services & Supplies	2.9
Gas Utilities	2.5
Food & Staples Retailing	2.4
Paper & Forest Products	2.4
Hotels, Restaurants & Leisure	2.3
Aerospace & Defense	2.3
Energy Equipment & Services	2.2
Multi-Utilities	2.2
Capital Markets	2.1
Airlines	1.9
Consumer Finance	1.9
Electronic Equipment, Instruments & Components	1.9
Specialty Retail	1.9
IT Services	1.8
Semiconductors & Semiconductor Equipment	1.7
Diversified Consumer Services	1.7
Thrifts & Mortgage Finance	1.4
Food Products	1.3
Air Freight & Logistics	1.2
Road & Rail	1.2
Machinery	1.2
Household Durables	1.2
Trading Companies & Distributors	1.2%
Exchange Traded Fund	1.0
Tobacco	1.0
Containers & Packaging	1.0
Metals & Mining	1.0
Media	1.0
Textiles, Apparel & Luxury Goods	0.9
Chemicals	0.9
Auto Components	0.9
Communications Equipment	0.8
Healthcare Equipment & Supplies	0.8
Computers & Peripherals	0.8
Industrial Conglomerates	0.7
Diversified Telecommunication Services	0.7
Electrical Equipment	0.6
Professional Services	0.6
Internet Software & Services	0.6
Wireless Telecommunication Services	0.4
Leisure Equipment & Products	0.3
Water Utilities	0.2
Multi-Line Retail	0.2
Personal Products	0.2
Construction & Engineering	0.2
Marine	0.2
Life Sciences Tools & Services	0.1
Building Products	0.1
Distributors	0.1

117.2
Liabilities in excess of other assets	(17.2)

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • JULY 31, 2012

Prudential Small Cap Value Fund

Statement of Assets and Liabilities

as of July 31, 2012

Assets
Investments at value, including securities on loan of $26,201,635:
Unaffiliated Investments (cost $154,904,119)	$164,712,717
Affiliated Investments (cost $28,463,882)	28,463,882
Dividends and interest receivable	146,341
Receivable for Fund shares sold	74,937
Other assets	14,789

Total assets	193,412,666

Liabilities
Payable to broker for collateral for securities on loan	26,987,574
Payable for Fund shares reacquired	1,260,275
Accrued expenses and other liabilities	178,851
Management fee payable	78,298
Distribution fee payable	61,763
Affiliated transfer agent fee payable	21,775
Deferred trustees’ fees	1,609
Payable to custodian	18

Total liabilities	28,590,163

Net Assets	$164,822,503

Net assets were comprised of:
Shares of beneficial interest, at par	$12,183
Paid-in capital, in excess of par	175,797,138

175,809,321
Undistributed net investment income	1,213,369
Accumulated net realized loss on investment transactions	(22,008,785)
Net unrealized appreciation on investments	9,808,598

Net assets, July 31, 2012	$164,822,503

See Notes to Financial Statements.

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Class A
Net assets value and redemption price per share ($100,319,091 ÷ 7,219,045 shares of common stock issued and outstanding)	$13.90
Maximum sales charge (5.50% of offering price)	.81

Maximum offering price to public	$14.71

Class B
Net assets value and redemption price per share ($6,928,351 ÷ 555,190 shares of common stock issued and outstanding)	$12.48

Class C
Net assets value and redemption price per share ($31,444,744 ÷ 2,521,107 shares of common stock issued and outstanding)	$12.47

Class L
Net assets value and redemption price per share ($6,143,447 ÷ 444,984 shares of common stock issued and outstanding)	$13.81
Maximum sales charge (5.75% of offering price)	.84

Maximum offering price to public	$14.65

Class R
Net assets value and redemption price per share ($20,594 ÷ 1,484.4 shares of common stock issued and outstanding)	$13.87

Class X
Net assets value and redemption price per share ($744,547 ÷ 58,442 shares of common stock issued and outstanding)	$12.74

Class Z
Net assets value and redemption price per share ($19,221,729 ÷ 1,382,685 shares of common stock issued and outstanding)	$13.90

See Notes to Financial Statements.

Prudential Small Cap Value Fund	27

Statement of Operations

Year Ended July 31, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $36)	$4,455,411
Affiliated income from securities lending, net	193,118
Affiliated dividend income	2,494

4,651,023

Expenses
Management fee	1,213,905
Distribution fee—Class A	306,459
Distribution fee—Class B	85,869
Distribution fee—Class C	334,549
Distribution fee—Class L	31,767
Distribution fee—Class M	737
Distribution fee—Class R	567
Distribution fee—Class X	2,788
Transfer agent’s fees and expenses (including affiliated expense of $132,500)	423,000
Registration fees	135,000
Custodian’s fees and expenses	94,000
Reports to shareholders	50,000
Audit fee	29,000
Legal fee	24,000
Trustees’ fees	14,000
Insurance expense	4,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	14,417

Total expenses	2,767,058
Less: advisory fee waivers and expense reimbursements	(260,123)

Net expenses	2,506,935

Net investment income	2,144,088

Net Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	20,073,812
Net change in unrealized appreciation (depreciation) on investments	(21,742,203)

Net loss on investments	(1,668,391)

Net Increase In Net Assets Resulting From Operations	$475,697

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,144,088	$101,872
Net realized gain on investment transactions	20,073,812	15,169,935
Net change in unrealized appreciation (depreciation) on investments	(21,742,203)	1,203,177

Net increase in net assets resulting from operations	475,697	16,474,984

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(714,901)	—
Class B	(10,176)	—
Class C	(37,178)	—
Class L	(32,571)	—
Class M	(3,917)	—
Class R	(1,419)	—
Class X	(10,546)	—
Class Z	(216,243)	—

	(1,026,951)	—

Capital Contributions (Note 2)
Class M	—	328
Class X	60	681

	60	1,009

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	8,841,906	9,546,583
Net asset value of shares issued in reinvestment of dividends and distributions	957,561	—
Net asset value of shares issued in merger (Note 8)	—	110,782,695
Cost of shares reacquired	(40,551,126)	(43,417,521)

Net increase (decrease) in net assets resulting from Fund share transactions	(30,751,659)	76,911,757

Total increase (decrease)	(31,302,853)	93,387,750

Net Assets
Beginning of year	196,125,356	102,737,606

End of year(a)	$164,822,503	$196,125,356

(a) Includes undistributed net income of:	$1,213,369	$96,232

See Notes to Financial Statements.

Prudential Small Cap Value Fund	29

Notes to Financial Statements

Prudential Investment Portfolios 5 (the “Trust”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Prudential Small Cap Value Fund (“Small Cap Value”) and Prudential Jennison Conservative Growth Fund. These financial statements relate to Small Cap Value (the “Fund”). The financial statements of the other fund are not represented herein.

The Fund’s investment objective is above average capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of their financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to the Manager through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are

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traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provide by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair market value. The amortized

Prudential Small Cap Value Fund	31

Notes to Financial Statements

continued

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

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Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from investment and currency transactions on sales of portfolio securities are calculated on the

Prudential Small Cap Value Fund	33

Notes to Financial Statements

continued

identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, which may require the use of certain estimates by management. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gain, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement

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provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI accrued daily and payable monthly, at an annual rate 0.70% of the Fund’s average daily net assets. The effective management fee rate was 0.70% for the year ended July 31, 2012.

Effective April 16, 2011, PI has contractually agreed to waive up to 0.15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed 0.94% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 0.50%, 1%, 0.75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS contractually agreed to limit such fees to 0.50% of the average net assets of Class R shares.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution of capital.

During the year ended July 31, 2008, management determined that Class M and X shareholders had been charged sales charges in excess of regulatory limits. The Manager has paid these classes for the overcharge which is reflected as a contribution to capital in the Financial Highlights for the year ended July 31, 2008.

Prudential Small Cap Value Fund	35

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received $33,494 in front-end sales charges resulting from sales of Class A shares, during the year ended July 31, 2012. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2012, it received $36, $12,094, and $1,274 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2012, PIM has been compensated approximately $57,700 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended July 31, 2012 aggregated $79,591,107 and $107,927,741 respectively.

36	Visit our website at www.prudentialfunds.com

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the year ended July 31, 2012, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets was $1,026,951 of ordinary income. For the year ended July 31, 2011, there were no dividends and distributions paid by the Fund.

As of July 31, 2012, the accumulated undistributed earnings on a tax basis was $1,345,762 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$183,758,064	$23,696,824	$(14,278,289)	$9,418,535

The difference between book basis and tax basis were attributable to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis differences between financial reporting and tax accounting.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended July 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before July 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $20,134,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended July 31, 2012. No capital gains distributions are expected to be paid

Prudential Small Cap Value Fund	37

Notes to Financial Statements

continued

to shareholders until net gains have been realized in excess of such losses. As of July 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre- Enactment Losses:
Expiring 2016	7,357,000
Expiring 2018	14,393,000

$21,750,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a maximum front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $ 1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other shares of the Fund as presented in the table of transactions in shares of beneficial interest. Class C shares are sold with a CDSC of 1% during the first 12 months. Class X shares are sold with a CDSC which declines from 6 % to zero depending on the period of time the shares are held. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class X shares are closed to most new initial purchases (with the exception of reinvested dividends). Class L and Class X shares are only available through exchange from the same class of

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shares of certain other Prudential Investments Mutual Funds. As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

At July 31, 2012, 119 shares of Class A, 243 shares of Class R and 70 shares of Class Z were owned by the Manager and its affiliates, respectively.

Transactions in shares of beneficial interest during the year ended July 31, 2012 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	474,170	53,518	(1,632,434)	295,517	(809,229)
Class B	40,877	849	(129,980)	(207,806)	(296,060)
Class C	65,935	2,839	(590,495)	—	(521,721)
Class L	121	2,580	(64,076)	—	(61,375)
Class M	343	335	(5,597)	(65,807)	(70,726)
Class R	835	114	(20,135)	—	(19,186)
Class X	261	914	(14,341)	(52,865)	(66,031)
Class Z	92,414	16,219	(660,619)	—	(551,986)

Prudential Small Cap Value Fund	39

Notes to Financial Statements

continued

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$6,313,294	$666,837	$(21,791,369)	$3,977,565	$(10,833,673)
Class B	496,602	9,544	(1,569,626)	(2,513,949)	(3,577,429)
Class C	800,111	31,912	(7,182,896)	—	(6,350,873)
Class L	1,674	31,995	(862,362)	—	(828,693)
Class M	4,220	3,814	(63,506)	(808,525)	(863,997)
Class R	10,622	1,419	(260,376)	—	(248,335)
Class X	3,376	10,442	(177,395)	(655,091)	(818,668)
Class Z	1,212,007	201,598	(8,643,596)	—	(7,229,991)

Transactions in shares of beneficial interest during the year ended July 31, 2011 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued in Merger	Shares Issued/ Reacquired upon Conversion from Class B, Class C, Class M, Class X to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	521,716	—	(1,725,981)	3,998,198	289,271	3,083,204
Class B	55,858	—	(135,930)	311,131	(99,945)	131,114
Class C	78,700	—	(569,314)	998,179	(1,794)	505,771
Class L	2,310	—	(83,253)	—	—	(80,943)
Class M	876	—	(30,070)	—	(146,547)	(175,741)
Class R	10,192	—	(9,744)	20,222	—	20,670
Class X	2,020	—	(37,312)	—	(69,598)	(104,890)
Class Z	46,905	—	(689,097)	2,576,863	—	1,934,671

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Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued in Merger	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B, Class C, Class M, Class X to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$7,026,874	$—	$(23,184,167)	$56,983,972	$3,812,503	$44,639,182
Class B	679,815	—	(1,627,547)	3,994,685	(1,180,046)	1,866,907
Class C	967,367	—	(6,764,581)	12,805,357	(21,547)	6,986,596
Class L	29,307	—	(1,100,519)	—	—	(1,071,212)
Class M	9,142	—	(364,196)	—	(1,765,633)	(2,120,687)
Class R	146,102	—	(132,673)	286,528	—	299,957
Class X	20,224	—	(458,582)	—	(845,277)	(1,283,635)
Class Z	667,752	—	(9,785,256)	36,712,153	—	27,594,649

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annual commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2012.

Note 8. Reorganization

On December 1, 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on April 7, 2011 and the reorganization took place on April 15, 2011.

Prudential Small Cap Value Fund	41

Notes to Financial Statements

continued

The purpose of the transaction was to combine two Portfolios with substantially similar investment objectives.

The acquisition was accomplished by a tax-free exchange of the following shares on April 15, 2011:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Prudential Small Cap Core Equity Fund		Prudential Small Cap Value Fund
Class A	2,936,821	Class A	3,998,198	$56,983,972
Class B	225,447	Class B	311,131	3,994,685
Class C	722,722	Class C	998,179	12,805,357
Class R	14,832	Class R	20,222	286,528
Class Z	1,839,694	Class Z	2,576,863	36,712,153

For financial reporting purposes, assets received and shares issued by Prudential Small Cap Value were recorded at fair value; however, the cost basis of the investments received from Prudential Small Cap Core Equity Fund was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition was as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
Prudential Small Cap Core Equity Fund	$110,782,695	$29,347,863	Prudential Small Cap Value Fund	$112,524,877

The Fund acquired capital loss carryforward from the reorganization with Prudential Small Cap Core Equity Fund of approximately $26,488,000 (amount included in Note 5). The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

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Assuming the acquisition had been completed on August 1, 2010, Prudential Small Cap Value’s results of operations for the year ended July 31, 2011 were as follows:

Net investment income	$105,870	(a)
Net realized and unrealized gain (loss) on investments	$54,467,460	(b)

	$54,573,330

(a)	$101,872, as reported in Statement of Operations, plus $(11,002) Net Investment Loss from Prudential Small Cap Core Equity Fund pre-merger, plus approximately $15,000 of pro forma eliminated expenses from Prudential Small Cap Core Equity Fund.
(b)	$16,373,112 as reported in the Statement of Operations, plus $38,094,348 Net Realized and Unrealized Gain (Loss) on Investments from Prudential Small Cap Core Equity Fund pre-merger.

Because both Prudential Small Cap Core Equity Fund and Prudential Small Cap Value sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Prudential Small Cap Core Equity Fund that have been included in Prudential Small Cap Value’s Statement of Operations since April 15, 2011.

Note 9. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-11 regarding "Disclosures about Offsetting Assets and Liabilities". The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 10. Subsequent Event

On August 24, 2012, Class L shares were converted to Class A shares and Class L shares were terminated. The conversion was processed as the net asset value with no front end sales charges.

Prudential Small Cap Value Fund	43

Financial Highlights

Class A Shares
	Year Ended July 31,
	2012(b)		2011(b)		2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.85		$11.53		$9.64	$12.31	$17.66
Income (loss) from investment operations:
Net investment income	.19		.04		.02	.09	.16
Net realized and unrealized gain (loss) on investments	(.05)		2.28		1.90	(2.58)	(2.04)
Total from investment operations	.14		2.32		1.92	(2.49)	(1.88)
Less Dividends and Distributions:
Dividends from net investment income	(.09)		-		(.03)	(.17)	(.18)
Distributions from net realized gains on investments	-		-		-	(.01)	(3.29)
Total dividends and distributions	(.09)		-		(.03)	(.18)	(3.47)
Net asset value, end of year	$13.90		$13.85		$11.53	$9.64	$12.31
Total Return(a)	1.11%		20.12%		20.00%	(20.04)%	(11.38)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$100,319		$111,163		$57,017	$51,783	$65,910
Average net assets (000)	$102,153		$77,514		$56,445	$49,480	$79,838
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.31%	(e)	1.63%	(e)	1.60%	1.65%	1.40% (c)
Expenses, excluding distribution and service (12b-1) fees	1.01%	(e)	1.33%	(e)	1.30%	1.35%	1.12%
Net investment income	1.38%	(e)	.26%	(e)	.18%	.96%	1.12%
Portfolio turnover rate	46%		23%		21%	34%	19%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily assets of the Class A shares through November 30, 2007.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.46%, 1.16% and 1.23%, respectively, for the year ended July 31, 2012 and 1.68%, 1.38% and .21%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

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Class B Shares
	Year Ended July 31,
	2012(b)		2011(b)		2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.44		$10.43		$8.75	$11.17	$16.35
Income (loss) from investment operations:
Net investment income (loss)	.08		(.05)		(.05)	.03	.05
Net realized and unrealized gain (loss) on investments	(.03)		2.06		1.73	(2.34)	(1.89)
Total from investment operations	.05		2.01		1.68	(2.31)	(1.84)
Less Dividends and Distributions:
Dividends from net investment income	(.01)		-		-	(.10)	(.05)
Distributions from net realized gains on investments	-		-		-	(.01)	(3.29)
Total dividends and distributions	(.01)		-		-	(.11)	(3.34)
Net asset value, end of year	$12.48		$12.44		$10.43	$8.75	$11.17
Total Return(a)	.44%		19.27%		19.20%	(20.59)%	(12.08)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,928		$10,593		$7,511	$7,594	$14,080
Average net assets (000)	$8,587		$8,883		$7,782	$9,171	$19,290
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.01%	(d)	2.33%	(d)	2.30%	2.35%	2.12%
Expenses, excluding distribution and service (12b-1) fees	1.01%	(d)	1.33%	(d)	1.30%	1.35%	1.12%
Net investment income (loss)	.67%	(d)	(.45)%	(d)	(.51)%	.32%	.41%
Portfolio turnover rate	46%		23%		21%	34%	19%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 2.16%, 1.16% and .52%, respectively, for the year ended July 31, 2012 and 2.38%, 1.38% and (.50)%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	45

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2012(b)		2011(b)		2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.44		$10.43		$8.75	$11.17	$16.35
Income (loss) from investment operations:
Net investment income (loss)	.08		(.05)		(.05)	.03	.05
Net realized and unrealized gain (loss) on investments	(.04)		2.06		1.73	(2.34)	(1.89)
Total from investment operations	.04		2.01		1.68	(2.31)	(1.84)
Less Dividends and Distributions:
Dividends from net investment income	(.01)		-		-	(.10)	(.05)
Distributions from net realized gains on investments	-		-		-	(.01)	(3.29)
Total dividends and distributions	(.01)		-		-	(.11)	(3.34)
Net asset value, end of year	$12.47		$12.44		$10.43	$8.75	$11.17
Total Return(a)	.36%		19.27%		19.20%	(20.59)%	(12.08)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31,445		$37,844		$26,452	$29,292	$49,257
Average net assets (000)	$33,455		$30,988		$28,298	$33,470	$65,961
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.01%	(d)	2.33%	(d)	2.30%	2.35%	2.12%
Expenses, excluding distribution and service (12b-1) fees	1.01%	(d)	1.33%	(d)	1.30%	1.35%	1.12%
Net investment income (loss)	.68%	(d)	(.45)%	(d)	(.52)%	.30%	.40%
Portfolio turnover rate	46%		23%		21%	34%	19%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 2.16%, 1.16% and .53%, respectively, for the year ended July 31, 2012 and 2.38%, 1.38% and (.50)%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

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Class L Shares
	Year Ended July 31,
	2012(d)	2011(d)		2010(d)	2009(d)	2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.76	$11.48		$9.60	$12.27	$17.61
Income (loss) from investment operations:
Net investment income	.16	-	(a)	- (a)	.08	.13
Net realized and unrealized gain (loss) on investments	(.04)	2.28		1.90	(2.60)	(2.04)
Total from investment operations	.12	2.28		1.90	(2.52)	(1.91)
Less Dividends and Distributions:
Dividends from net investment income	(.07)	-		(.02)	(.14)	(.14)
Distributions from net realized gains on investments	-	-		-	(.01)	(3.29)
Total dividends and distributions	(.07)	-		(.02)	(.15)	(3.43)
Net asset value, end of year	$13.81	$13.76		$11.48	$9.60	$12.27
Total Return(b)	.90%	19.86%		19.77%	(20.32)%	(11.61)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,143	$6,966		$6,740	$6,821	$11,669
Average net assets (000)	$6,353	$7,213		$7,066	$7,602	$14,718
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.51%	1.83%	(e)	1.80%	1.85%	1.62%
Expenses, excluding distribution and service (12b-1) fees	1.01%	1.33%	(e)	1.30%	1.35%	1.12%
Net investment income (loss)	1.17%	.02%	(e)	(.02)%	.80%	.90%
Portfolio turnover rate	46%	23%		21%	34%	19%

(a) Less than $0.005.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Calculations are based on average shares outstanding during the year.

(e) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.66%, 1.16% and 1.02%, respectively, for the year ended July 31, 2012 and 1.88%, 1.38% and (.03)%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	47

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended July 31,
	2012(d)(h)		2011(d)		2010(d)	2009(d)	2008(d)	2007(d)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.65		$10.52		$8.80	$11.24	$16.37	$16.18
Income (loss) from investment operations:
Net investment income	.12		.04		.02	.10	.14	.06
Net realized and unrealized gain (loss) on investments	.15		2.09		1.73	(2.36)	(1.88)	1.05
Total from investment operations	.27		2.13		1.75	(2.26)	(1.74)	1.11
Less Dividends and Distributions:
Dividends from net investment income	(.10)		-		(.04)	(.18)	(.12)	-
Distributions from net realized gains on investments	-		-		-	(.01)	(3.29)	(.94)
Total dividends and distributions	(.10)		-		(.04)	(.19)	(3.41)	(.94)
Capital Contributions	-		-	(e)	.01	.01	.02	.02
Net asset value, end of period	$12.82		$12.65		$10.52	$8.80	$11.24	$16.37
Total Return(a)	2.26%		20.25%		20.06%	(19.77)%	(11.22)%	6.73%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21		$894		$2,593	$6,781	$17,866	$40,602
Average net assets (000)	$415		$1,831		$4,933	$10,095	$27,565	$54,949
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	1.22%	(f)(g)	1.58%	(f)	1.55%	1.60%	1.45%	1.85%
Expenses, excluding distribution and service (12b-1) fees	.97%	(f)(g)	1.33%	(f)	1.30%	1.35%	1.12%	1.08%
Net investment income	1.41%	(f)(g)	.31%	(f)	.25%	1.11%	1.07%	.34%
Portfolio turnover rate	46%	(i)	23%		21%	34%	19%	63%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Does not include expenses of the underlying portfolios in which the Fund invests.

(c) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.

(d) Calculations are based on average shares outstanding during the period.

(e) Less than $.005.

(f) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.63%, 1.38% and .26%, respectively, for the year ended July 31, 2011 and 1.37%, 1.12% and 1.26%, respectively, for the period ended April, 13, 2012.

(g) Annualized.

(h) As of April 13, 2012, the last conversion of Class M shares was completed. There are no shares outstanding and Class M shares are no longer being offered for sale.

(i) Calculated as of July 31, 2012.

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Class R Shares
	Year Ended July 31,		April 08, 2011(a) through
	2012(d)		July 31, 2011(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.76		$14.32
Income (loss) from investment operations:
Net investment income (loss)	.15		.01
Net realized and unrealized gain on investments	.03		(.57)
Total from investment operations	.18		(.56)
Less Dividends and Distributions:
Dividends from net investment income	(.07)		-
Distributions from net realized gains on investments	-		-
Total dividends and distributions	(.07)		-
Net asset value, end of period	$13.87		$13.76
Total Return(b)	1.34%		(3.91)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21		$284
Average net assets (000)	$113		$298
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.47%	(g)	1.83%	(c)(g)
Expenses, excluding distribution and service (12b-1) fees	.97%	(g)	1.33%	(c)(g)
Net investment income	1.16%	(g)	.23%	(c)(g)
Portfolio turnover rate	46%		23%

(a) Inception date of Class R shares.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Annualized.

(d) Calculations are based on average shares outstanding during the period.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(g) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.62%, 1.12% and 1.01%, respectively, for the year ended July 31, 2012 and 1.88%, 1.38% and .18%, respectively, for the period ended July 31, 2011.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	49

Financial Highlights

continued

Class X Shares
	Year Ended July 31,
	2012(d)		2011(d)		2010(d)	2009(d)	2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.70		$10.57		$8.84	$11.26	$16.41
Income (loss) from investment operations:
Net investment income (loss)	.18		.03		.02	.09	.13
Net realized and unrealized gain (loss) on investments	(.04)		2.10		1.75	(2.36)	(1.90)
Total from investment operations	.14		2.13		1.77	(2.27)	(1.77)
Less Dividends and Distributions:
Dividends from net investment income	(.10)		-		(.04)	(.16)	(.10)
Distributions from net realized gains on investments	-		-		-	(.01)	(3.29)
Total dividends and distributions	(.10)		-		(.04)	(.17)	(3.39)
Capital Contributions	-	(a)	-	(a)	- (a)	.02	.01
Net asset value, end of year	$12.74		$12.70		$10.57	$8.84	$11.26
Total Return(b)	1.22%		20.15%		20.08%	(19.74)%	(11.45)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$745		$1,581		$2,424	$3,865	$8,620
Average net assets (000)	$1,115		$2,144		$3,204	$5,161	$10,611
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(c)	1.26%	(f)	1.58%	(f)	1.55%	1.60%	1.55%
Expenses, excluding distribution and service (12b-1) fees	1.01%	(f)	1.33%	(f)	1.30%	1.35%	1.12%
Net investment income (loss)	1.44%	(f)	.29%	(f)	.25%	1.09%	.97%
Portfolio turnover rate	46%		23%		21%	34%	19%

(a) Less than $.005.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(c) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.

(d) Calculations are based on average shares outstanding during the year.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.41%, 1.16% and 1.29%, respectively, for the year ended July 31, 2012 and 1.63%, 1.38% and .24%, respectively, for the year ended July 31, 2011.

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended July 31,		April 08, 2011(a) through
	2012(d)		July 31, 2011(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.85		$14.40
Income (loss) from investment operations:
Net investment income	.22		.03
Net realized and unrealized (gain) loss on investments	(.04)		(.58)
Total from investment operations	.18		(.55)
Less Dividends and Distributions:
Dividends from net investment income	(.13)		-
Distributions from net realized gains on investments	-		-
Total dividends and distributions	(.13)		-
Net asset value, end of period	$13.90		$13.85
Total Return(b)	1.44%		(3.82)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$19,222		$26,799
Average net assets (000)	$21,344		$29,388
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.01%	(f)	1.33%	(c)(f)
Expenses, excluding distribution and service (12b-1) fees	1.01%	(f)	1.33%	(c)(f)
Net investment income	1.68%	(f)	.71%	(c)(f)
Portfolio turnover rate	46%		23%

(a) Inception date of Class Z shares.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Annualized.

(d) Calculations are based on average shares outstanding during the period.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.16%, 1.16% and 1.53%, respectively, for the year ended July 31, 2012 and 1.38%, 1.38% and .66%, respectively, for the period ended July 31, 2011.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 5:

We have audited the accompanying statement of assets and liabilities of the Prudential Small Cap Value Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 5, including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 20, 2012

52	Visit our website at www.prudentialfunds.com

Tax Information

(Unaudited)

For the year ended July 31, 2012, the Fund reports the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD):

	QDI	DRD
Prudential Small Cap Value	100%	100%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2012.

Prudential Small Cap Value Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Small Cap Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Small Cap Value Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Funds is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Small Cap Value Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Small Cap Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Prudential Small Cap Value Fund is a series of Prudential Investment Portfolios 5.

Prudential Small Cap Value Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by QMA, as well as compliance with the Fund’s investment restrictions, policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not include breakpoints, which would have the effect of decreasing the fee rate as assets increase. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The

Prudential Small Cap Value Fund

Approval of Advisory Agreements (continued)

Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Small-Cap Value Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile
•	The Board noted that the Fund outperformed its benchmark index over all periods.

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•

The Board accepted PI’s recommendation to continue the existing arrangement to reimburse up to 0.15% to the extent that the Fund’s annual net operating expenses exceed 0.94% (exclusive of 12b-1 and certain other fees) through November 30, 2013.

•

The Board concluded that, in light of the Fund’s strong performance against the benchmark and competitive performance generally, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Small Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ investment subadvisers responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Small Cap Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SMALL CAP VALUE FUND

SHARE CLASS	A	B	C	L	R	X	Z
NASDAQ	PZVAX	PZVBX	PZVCX	N/A	PSVRX	N/A	PSVZX
CUSIP	74440V708	74440V807	74440V880	74440V872	74440V849	74440V856	74440V831

MF504E      0231246-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2012 and July 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $51,250 and $68,250, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended July 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended July 31, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 –	Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 5

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 24, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	September 24, 2012